UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 23, 2010

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Page 4

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of the shareowners of Coca-Cola Enterprises Inc., which occurred on April 23, 2010, the shareowners approved the company’s 2007 Incentive Award Plan (As Amended Effective February 15, 2010).  The plan is designed to provide incentive compensation to key employees of the company, including its named executive officers.  Incentive awards may be provided in the form of cash bonuses and grants of restricted stock, restricted stock units, performance shares, stock options and stock appreciation rights.  The plan is attached as Exhibit 10.1.

Item 9.01(d).    Exhibits

10.1	Coca-Cola Enterprises Inc. 2007 Incentive Award Plan (As Amended Effective February 15, 2010)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: April 27, 2010	By: /S/ WILLIAM T. PLYBON William T. Plybon Vice President, Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit 10.1	Coca-Cola Enterprises Inc. 2007 Incentive Award Plan (As Amended effective February 15, 2010)